UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2017

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 26, 2017, HC2 Holdings, Inc. (“HC2”) announced that it commenced an offering of $45 million aggregate principal amount of its 11.000% Senior Secured Notes due 2019 (the “Notes Offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain persons in offshore transactions in accordance with Regulation S under the Securities Act.  HC2 previously issued $307 million aggregate principal amount of its 11.000% Senior Secured Notes due 2019.

A copy of the press release announcing the Notes Offering is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In connection with the Notes Offering, HC2 is providing the prospective investors with certain financial and other information of HC2, which HC2 is furnishing with this report as outlined below. This information, which has not been previously reported, is excerpted from a preliminary offering memorandum that is being disseminated in connection with the Notes Offering as outlined below:

Information	Furnished as Exhibit
Press Release, dated January 26, 2017	99.1

Non-GAAP Financial Measures	99.2

Recent Developments	99.3

Risk Factors	99.4

Unaudited Pro Forma and Historical Condensed Combined Financial Statements	99.5

Investor Presentation Materials	99.6

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of HC2’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibits 99.1 and 99.2, contains forward-looking statements.  Actual results, events or developments may differ materially from those anticipated or discussed in any forward-looking statement.  These statements are subject to risks, uncertainties and other factors, as discussed further in the press release attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1	Press Release issued by the Company, dated January 26, 2017
99.2	Non-GAAP Financial Measures
99.3	Recent Developments
99.4	Risk Factors
99.5	Unaudited Pro Forma Combined and Historical Consolidated Financial Data
99.6	Investor Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2017

HC2 Holdings, Inc.
(Registrant)

By:	/s/ Paul L. Robinson
Name: Paul L. Robinson
Title: Chief Legal Officer and Corporate Secretary